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                                                                EXHIBIT 10.33(b)


                          GOLDEN STAR RESOURCES LTD.

                            1997 STOCK OPTION PLAN
                    (Amended and restated to June 14, 1999)

1.   Purpose

1.1 The purpose of the 1997 Stock Option Plan (the "Plan") is to advance the interests of Golden Star Resources Ltd. (the "Corporation") by encouraging equity participation in the Corporation by selected key employees, consultants and directors of the Corporation or subsidiaries of the Corporation through the acquisition of common shares without par value ("Shares") in the Corporation. Any reference herein to the Corporation or any subsidiary of the Corporation shall be deemed to refer to any predecessor or successor corporation thereto.

     It is the further purpose of this Plan to permit the granting of awards that will constitute performance-based compensation for certain executive officers, as described in section 162(m) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     As of the effective date of the Plan, the 1992 Employees' Stock Option Plan and the 1992 Non-Discretionary Directors' Stock Option Plan (collectively, the "1992 Plans") will be terminated subject to the assumption under the Plan of outstanding options granted under the 1992 Plans.

2.   Administration of the Plan

2.1 The Plan will be administered by a specifically designated independent committee ("Independent Committee") of the Board of Directors of the Corporation (the "Board of Directors"), except that with respect to options granted to non-employee directors of the Corporation, the Board of Directors shall serve as the Committee, and, where applicable, any reference herein to the Independent Committee shall be deemed to refer to the Board of Directors. The Independent Committee shall consist of such two or more directors of the Corporation as the Board of Directors may designate from time to time, all of whom shall be and remain directors of the Corporation. To the extent necessary to comply with Code section 162(m) or Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended ("Rule 16b-3"), each member of the Independent Committee shall be intended to be an "outside director" within the meaning of Code section 162(m) or a "non-employee director" within the meaning of Rule 16b-3. The Independent Committee is authorized to interpret and to implement the Plan and all Plan agreements and may from time to time amend or rescind rules and regulations required for carrying out the Plan. The Independent Committee shall have the authority to exercise all of the powers granted to it under the Plan, to make any determination necessary or advisable in administering the Plan and to correct any defect, supply any omission and reconcile any inconsistency in the Plan. Any such interpretation or construction of any provision of the Plan shall be final and conclusive. Notwithstanding the foregoing, the Board of Directors may resolve to administer the Plan with respect to all of the Plan or certain participants and/or awards made or to be made under the Plan. To the extent that the Board of Directors determines to administer the Plan, all references herein to the Independent Committee shall be deemed to refer to the Board of Directors.

     All administrative costs of the Plan shall be paid by the Corporation. No member of the Independent Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.
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3.   Participation

3.1 Options may be granted under the Plan to persons who are directors or key employees (including officers, whether or not directors, and part-time employees) of, or independent consultants to, the Corporation or any of its subsidiaries who, by the nature of their positions or jobs, are in the opinion of the Independent Committee in a position to contribute to the success of the Corporation or any of its subsidiaries or who, by virtue of their length of service to the Corporation or to any of its subsidiaries are, in the opinion of the Independent Committee, worthy of special recognition. Designation of a participant in any year shall not require the designation of such person to receive an option in any other year. The Independent Committee shall consider such factors as it deems pertinent in selecting participants and in determining the amount and terms of their respective options.

     Options shall also be granted to non-employee directors of the Corporation in accordance with Section 11 of the Plan.

3.2 Subject to applicable regulatory approval, options may also be granted under the Plan in exchange for outstanding options granted by the Corporation, whether such outstanding options are granted under the Plan, under any other stock option plan of the Corporation or under any stock option agreement with the Corporation. Options granted under the 1992 Plans which are outstanding upon the effectiveness of the Plan will be assumed and will be deemed to be governed by the Plan as of such date.

3.3 Options may also be granted under the Plan in substitution for outstanding options of another corporation in connection with a plan of arrangement, amalgamation, merger, consolidation, acquisition of property or shares, or other reorganization between or involving such other corporation and the Corporation or any of its subsidiaries.

4.   Number of Shares Reserved under the Plan

4.1 The number of Shares reserved for issuance under the Plan is limited as follows:

     (a) the maximum number of Shares issuable pursuant to the exercise of options granted under the Plan shall be 5,600,000 (including such number of Shares issuable upon exercise of options granted under the 1992 Plans as of the effective date of the Plan) provided, however, if, after the effective date of the Plan, any Shares covered by an option granted under the Plan, or to which such an option relates, are forfeited, or if an option has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise), then the Shares covered by such option shall again be, or shall become, Shares with respect to which options may be granted hereunder;

     (b) the number of Shares that may be reserved from time to time under the Plan for issuance to Insiders (as defined below) of the Corporation shall be limited to that number which is equal to the difference between (i) 10% of the outstanding number of Shares from time to time, and (ii) the number of Shares that are reserved for issuance to Insiders pursuant to stock options granted under other stock option plans or arrangements of the Corporation;

     (c) the total number of Shares issuable within any one-year period to all Insiders of the Corporation pursuant to the exercise of vested options granted under the Plan or pursuant to any other share compensation arrangements of the Corporation shall not exceed 10% of the Outstanding Issue;

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     (d)  the total number of Shares reserved for issuance to any one optionee pursuant to options granted under the Plan or other stock option plans or arrangements of the Corporation shall not exceed 5% of the outstanding number of Shares from time to time; and

     (e) the total number of Shares issuable within any one-year period to an Insider and, if applicable, such Insider's "associates" (as defined under the Securities Act (Ontario) pursuant to the exercise of vested options granted under the Plan or any other share compensation arrangements of the Corporation shall not exceed 5% of the Outstanding Issue.

     "Insiders" has the meaning set forth in the Toronto Stock Exchange's policy issued March 22, 1994 entitled "Employee Stock Option and Stock Purchase Plans, Options for Services and Related Matters." "Outstanding Issue", for the purposes of the Plan, is determined on the basis of the number of Shares that are outstanding immediately prior to the Shares issuance in question, excluding Shares issued pursuant to the Plan or the Corporation's other share compensation arrangements over the preceding one-year period. The maximum number of Shares set forth in Section 4.1(a) shall be appropriately adjusted in the event of any subdivision or consolidation of the Shares or in the discretion of the Independent Committee, to reflect any other corporate event or change in the Shares.

5.   Number of Optioned Shares per Optionee

5.1 Subject to Section 4.1 hereof, the maximum number of Shares subject to options granted to any one participant under the Plan in any one calendar year shall not exceed 400,000 (subject to adjustment in the event of any subdivision or consolidation of the Shares). Subject to these limitations and Section 11, however, the determination regarding the number of optioned Shares that may be granted to each optionee pursuant to an option will be made by the Independent Committee and will take into consideration the optionee's present and potential contribution to the success of the Corporation.

6.   Price

6.1 The exercise price per optioned Share shall be determined by the Independent Committee at the time the option is granted, but such price shall not be less than the fair market value per Share on the date of grant. For the purposes of the Plan, "fair market value" per Share shall mean the closing price of the Shares on the stock exchange or other market on which the Shares principally traded on the day immediately preceding the date of grant.

7.   Exercise of Options

7.1 The period during which an option may be exercised (the "Option Period") shall be determined by the Independent Committee at the time the option is granted and may be up to 10 years from the date the option is granted, except as the same may be reduced pursuant to the provisions of Sections 8 and 9 hereof and except as provided in Section 11 hereof.

7.2 In order to ensure that the Corporation will receive the benefits contemplated in exchange for the options granted hereunder, no option shall be exercisable until it has vested. Subject to Section 11.1 hereof, the vesting schedule for each option shall be specified in an option agreement as provided for in Section 12 hereof; provided, however, that the Independent Committee shall have the right with respect to any one or more optionees to accelerate the time at which an option may be exercised. Notwithstanding the foregoing provisions of this Section 7.2, if there is a Change of Control, as defined below, then all options outstanding shall become immediately exercisable.

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     For purposes of this Plan, a "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) any person or group, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Corporation, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors of the Corporation, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors, then in office.

7.3 Options shall be exercisable, either all or in part, at any time after vesting. If less than all of the Shares included in the vested portion of any option are purchased, the remainder may be purchased, subject to the option's terms, at any subsequent time prior to the expiration of the Option Period.

7.4 Except as set forth in Sections 8 and 9 hereof, no option may be exercised unless the optionee is at the time of such exercise an employee or director of, or consultant to, the Corporation or any of its subsidiaries and shall have continuously served in any one or more of such capacities since the grant of the option. Absence on leave, with the approval of the Independent Committee, shall not be considered an interruption of service for any purpose of the Plan.

7.5 The exercise of any option will be contingent upon receipt by the Corporation of payment for the full purchase price of the Shares being purchased in cash by way of certified cheque or bank draft or by way of proceeds of any loan made by the Corporation to the optionee pursuant to
     Section 10 hereof. No optionee or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an option under the Plan, unless and until certificates for such Shares are issued to him, her or them under the terms of the Plan.

7.6 No option granted under the Plan shall be an "incentive stock option" within the meaning of Code section 422.

8.   Termination of Employment or Service

8.1 With respect to an optionee who is an employee or consultant (but not a director) of the Corporation or any of its subsidiaries (a "Non-Director Optionee"), if such Non-Director Optionee ceases to be an employee or consultant of the Corporation or any of its subsidiaries for any reason (other than death), such Non-Director Optionee may, subject to Section 8.4, only exercise each option held, to the extent that it has vested and not been exercised, until the earlier of (a) the date which is 60 days after such Non-Director Optionee ceases to be an employee or consultant of the Corporation or any of its subsidiaries, and (b) the expiry of the Option Period for the option.

8.2 With respect to an optionee who is a director (but not an officer, employee or consultant) of the Corporation or any of its subsidiaries (a "Non-employee Director Optionee"), if such Non-employee Director Optionee ceases to be a director of the Corporation or any of its subsidiaries for any reason (other than death) and will not concurrently become an officer, employee or consultant of the Corporation or any of its subsidiaries, such Non-employee Director Optionee may, subject to Section 8.4, only exercise each option held, to the extent that it has

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     vested and not been exercised, until the earlier of (a) the date which is one year after such Non-employee Director Optionee ceases to be a director of the Corporation or any of its subsidiaries, and (b) the expiry of the Option Period for the option.

8.3 With respect to an optionee who is a director (and also an officer, employee or consultant) of the Corporation or any of its subsidiaries (an "Employee Director Optionee"), if such Employee Director Optionee ceases to be a director, officer, employee or consultant of the Corporation or any of its subsidiaries for any reason (other than death), such Employee Director Optionee may, subject to Section 8.4, only exercise each option held, to the extent that it has vested and not been exercised until the earlier of:

     (a)  the date which is the later of:

          (i) the date which is 60 days after the Employee Director Optionee ceases to be an officer, employee or consultant of the Corporation, and

          (ii) the date which is one year after the Employee Director Optionee ceases to be a director of the Corporation, and the expiry of the Option Period for the option.

8.4 Notwithstanding the other provisions of this Section 8, each option may continue to be exercisable for such longer period than that otherwise provided for in this Section 8 if and as may be determined by the Independent Committee and any such determination by the Independent Committee may be made retroactively in order to reinstate the effectiveness of an option held by an optionee that is otherwise rendered unexercisable pursuant to the other provisions of this Section 8, provided, however, that any such determination by the Independent Committee shall be subject to the following:

     (a) such determination shall be made within four months after the latest to occur of the optionee ceasing to be an officer, employee, consultant, or director of the Corporation or any of its subsidiaries;

     (b) such determination shall be subject to applicable regulatory approvals; and

     (c) such longer exercise period determined by the Independent Committee for any option shall not extend beyond the expiry of the Option Period for the option.

9.   Death of Optionee

9.1 In the event of the death of an optionee while in service or in the post-termination period described in Section 8, each option theretofore granted to him or her shall be exercisable until the earlier of:

     (a) the expiry of the period within which the option may be exercised after such death, which period may be up to one year after such death and is to be specified in his or her option agreement, and

     (b)  the Option Expiry Date;

     provided, however, that the option is only exercisable in such event:

     (c) by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution, and

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     (d)  to the extent that the option has vested and not been exercised prior to the Optionee's death.

10.  Loans to Employees

10.1 An interest free loan will be made available to optionees who are employees of the Corporation or any of its subsidiaries at the time the loan is made, the proceeds of which loan may only be used directly for the exercise of options granted under the Plan to the optionee. The optionee shall pledge the subject shares as security for timely repayment of the loan and the Corporation's sole recourse for repayment and recovery of the loan shall be against the pledged shares. Until the loan is repaid, the pledged shares will be held by a trustee designated by the Corporation. The term of the loan shall be five years from the date of the loan, provided that the due date for the loan shall not in any event extend beyond that date which is ten years from the date of grant of the particular option, and, provided further, that the loan shall be repaid within 30 days of the earlier of the date upon which the optionee ceases to be an employee of the Corporation or any of its subsidiaries for any reason (other than death), or the date upon which the optionee receives notice from the Corporation or any of its subsidiaries of the termination of his or her employment. If the option has not been exercised by the optionee prior to his or her death, the loan provisions shall not be available for the exercise of the option pursuant to Section 9 hereof after his or her death.

11.  Automatic Grants to Non-Employee Directors

11.1 For purposes of this Section 11, a non-employee director is any person who is a member of the Board of Directors and who is not an officer (other than as non-executive Chairman of the Board), employee or consultant of the Corporation or any of its subsidiaries.

11.2 Each person who becomes a non-employee director of the Corporation will automatically be granted, as of the date such person first becomes a non-employee director, an option to purchase 40,000 Shares, provided that, within the one year prior to the date he or she became a non-employee director, he or she had not been granted any other stock option by the Corporation or an affiliate of the Corporation.

11.3 Upon a non-employee director being re-elected at each successive annual general meeting of the Corporation, he or she will automatically be granted, as of the date of each such re-election, an additional option to purchase 10,000 Shares, provided that, in respect of the first additional option to be granted pursuant to this Section 11.3 after the initial option granted pursuant to Section 11.2, at least 8 months shall have elapsed since the initial option granted pursuant to Section 11.2.

11.4 Each option granted under this Section 11 will, except as provided in
     Section 8, be exercisable for a period of 10 years from the date the option is granted at an exercise price per optioned Share determined in accordance with Section 6.1 hereof and will vest immediately upon grant.

11.5 Notwithstanding the provisions for automatic grants of options set forth in Sections 11.2 and 11.3 hereof, if any particular automatic grant of an option would violate the requirements of Section 4.1 or 5.1 hereof, then the grant of such option shall be postponed until such time as when the option may be granted without any violation of Sections 4.1 and 5.1 hereof.

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12.  Option Agreement

12.1 Upon the grant of an option to an optionee, the Corporation and the optionee shall enter into an option agreement setting out the number of optioned Shares granted to the optionee and incorporating the terms and conditions of the Plan and any other requirements of regulatory bodies having jurisdiction over the securities of the Corporation and such other terms and conditions as the Independent Committee may determine are necessary or appropriate, subject to the Plan's terms.

13.  Adjustment in Shares Subject to the Plan

13.1 The option exercise price and the number of Shares to be purchased by an optionee upon the exercise of an option will be adjusted, with respect to the then unexercised portion thereof, by the Independent Committee from time to time (on the basis of such advice as the Independent Committee considers appropriate, including, if considered appropriate by the Independent Committee, a certificate of auditors of the Corporation) in the event and in accordance with the provisions and rules set out in this
     Section 13. Any dispute that arises at any time with respect to any adjustment pursuant to such provisions and rules will be conclusively determined by the Independent Committee, and any such determination will be binding on the Corporation, the optionee and all other affected parties.

     (a) In the event that a dividend is declared upon the Shares payable in Shares (other than in lieu of dividends paid in the ordinary course), the number of Shares then subject to any option shall be adjusted by adding to each such Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining shareholders entitled to receive such stock dividend.

     (b) In the event that the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Corporation or of another corporation, whether through an arrangement, amalgamation or other similar procedure or otherwise, or a share recapitalization, subdivision or consolidation, then there shall be substituted for each Share subject to any option the number and kind of Shares or other securities of the Corporation or another corporation into which each outstanding Share shall be so changed or for which each such Share shall be exchanged.

     (c) In the event that there is any change, other than as specified above in this Section 13, in the number or kind of outstanding Shares or of any securities into which such Shares shall have been changed or for which they shall have been exchanged, then, if the Independent Committee, in its sole discretion, determines that such change equitably requires an adjustment to be made in the number or kind of Shares, such adjustment shall be made by the Independent Committee and be effective and binding for all purposes.

     (d) In the event that the Corporation distributes by way of a dividend, or otherwise, to all or substantially all holders of Shares, property, evidences of indebtedness or shares or other securities of the Corporation (other than Shares) or rights, options or warrants to acquire Shares or securities convertible into or exchangeable for Shares or other securities or property of the Corporation, other than as a dividend in the ordinary course, then, if the Independent Committee, in its sole discretion, determines that such action equitably requires an adjustment in the option exercise price or number of Shares subject to any option, or both, such adjustment shall be made by the Independent Committee and shall be effective and binding for all purposes.

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13.2 In the case of any such substitution or adjustment as provided for in this
     Section 13, the exercise price in respect of each option for each Share covered thereby prior to such substitution or adjustment will be proportionately and appropriately varied, such variation shall generally require that the number of Shares or securities covered by the option after the relevant event multiplied by the varied option exercise price be equal to the number of Shares covered by the option prior to the relevant event multiplied by the original option exercise price.

13.3 No adjustment or substitution provided for in this Section 13 shall require the Corporation to issue a fractional share in respect of any option. Fractional shares shall be eliminated.

13.4 The grant of an option shall not affect in any way the right or power of the Corporation to effect adjustments, reclassifications, reorganizations, arrangements or changes of its capital or business structure, or to amalgamate, merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

14.  Transferability

14.1 All benefits, rights and options accruing to any optionee in accordance with the terms and conditions of the Plan shall not be assignable other than as specifically provided in Section 9 in the event of the death of the optionee. During the lifetime of an optionee, all benefits, rights and options shall not be transferable and may only be exercised by the optionee.

15.  Employment

15.1 Nothing contained in the Plan shall confer upon any optionee any right with respect to employment or continuance of employment with, or the provision of services to, the Corporation or any of its subsidiaries, or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the optionee's employment or services at any time. Participation in the Plan by an optionee is voluntary.

16.  Record Keeping

16.1 The Corporation shall maintain a register in which shall be recorded:

     (a)  the name and address of each optionee; and

     (b) the number of Shares subject to an option granted to an optionee and the number of Shares subject to the option remaining outstanding.

17.  Securities Regulation and Tax Withholding

17.1 Where the Independent Committee determines it is necessary or desirable to effect exemption from registration or distribution of the Shares under securities laws applicable to the securities of the Corporation, an optionee shall be required, upon the acquisition of any Shares pursuant to the Plan, to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and to present to the Independent Committee an undertaking to that effect in a form acceptable to the Independent Committee. The Board of Directors and the Independent Committee may take such other action or require such other action or agreement by such optionee as may from time to time be necessary to comply with applicable securities laws. This provision shall in no way obligate the Corporation to undertake the registration or qualification of any options or the Shares under any securities laws applicable to the securities of the Corporation.

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17.2 The Board of Directors and the Corporation may take all such measures as they deem appropriate to ensure that the Corporation's obligations under the withholding provisions under income and tax laws applicable to the Corporation and other provisions of applicable laws are satisfied with respect to the issuance of Shares pursuant to the Plan or the grant or exercise of options under the Plan.

17.3 Issuance, transfer or delivery of certificates for Shares purchased pursuant to the Plan may be delayed, at the discretion of the Independent Committee, until the Independent Committee is satisfied that the applicable requirement of securities and income tax laws have been met.

18.  Amendment and Termination

18.1 The Board of Directors reserves the right to amend or to terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors; provided, however, that no such amendment or termination shall adversely affect any outstanding options granted under the Plan without the consent of the optionee. Furthermore, to the extent any amendment would require shareholder approval under Code section 162(m), such amendment shall be effective upon the required approval of the shareholders of the Corporation. Any amendment to the Plan shall also be subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Corporation and, where applicable, shareholders approval.

18.2 Subject to regulatory approval, where applicable, the Independent Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any option theretofore granted, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any optionee or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected optionee, holder or beneficiary.

19.  No Representation or Warranty

19.1 The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

20.  Necessary Approvals

20.1 The obligation of the Corporation to issue and to deliver any Shares in accordance with the Plan is subject to any necessary or desirable approval of any regulatory authority having jurisdiction over the securities of the Corporation. If any Shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such Shares shall terminate and any option exercise price paid to the Corporation shall be returned to the optionee.

21.  General Provisions

21.1 Nothing contained in the Plan shall prevent the Corporation or any subsidiary thereof from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

21.2 The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any option agreement shall be determined in accordance with the laws of the State of New York.

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21.3 If any provision of the Plan or any option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or option, or would disqualify the Plan or any option under any law deemed applicable by the Independent Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Independent Committee, materially altering the intent of the Plan or the option, such provision shall be stricken as to such jurisdiction, person or option and the remainder of the Plan and any such option shall remain in full force and effect.

21.4 Neither the Plan nor any option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any subsidiary thereof and an optionee or any other person.

21.5 Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

22.  Term of the Plan

22.1 The Plan shall be effective as of the date of its approval by the shareholders of the Corporation, subject to receipt of all necessary regulatory approvals.

22.2 No option shall be granted under the Plan after June 10, 2007. Unless otherwise expressly provided in the Plan or in an applicable option agreement, any option granted hereunder may, and the authority of the Board of Directors or the Independent Committee to amend, alter, adjust, suspend, discontinue, or terminate any such option or to waive any conditions or rights under any such option shall, continue after June 10, 2007.

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